SANDLER O'NEILL + PARTNERS, L.P.

West Coast Financial Services Conference

March 5 - 7, 2012

PROVIDENT

Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2012

December 31, 2011

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Franchise Overview


Pleasanton, Northern California
Fairfield, Northern California
Roseville, Northern California
San Rafael, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations, 2 wholesale and 12 retail mortgage offices
- Largest independent community bank headquartered in Riverside County, California (15 full-service offices)
- Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks

Provident Bank

Full-Service Offices: ☆

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta (June 2012)
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices: ✦

- Pleasanton
- Rancho Cucamonga

Retail Offices: ✦

- City of Industry
- Escondido
- Fairfield
- Glendora
- Hermosa Beach
- Rancho Cucamonga
- Riverside, Canyon Crest Dr.
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville
- San Rafael

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$8.9
$8.5
$6.8
$4.5
$5.0
$4.3
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Pre-Tax Income – Operating Segments



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.6
$4.1
$0.7
$0.5
$1.8
$1.2
$3.5
$3.3
$3.4
$3.2
$2.3
$2.0
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Community Banking
Mortgage Banking

Highlights

- Net Interest Margin increases by 23 basis points (sequential quarter)
- Core Deposits (Transaction Accounts) increase by 6%
- Non-Performing Assets decline by 38%
- Net Charge-Offs decline by 9%
- Announced hiring of a retail mortgage banking group in Northern California
- Announced a new full-service branch in La Quinta, California (June 2012)
- Increased our Cash Dividend to shareholders
- Executing on our Stock Repurchase Plan

Financial Performance

Quarterly Net Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.5
$4.3
$2.3
$2.1
$2.3
$1.9
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.40
$0.37
$0.20
$0.18
$0.20
$0.16
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Financial Ratios

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.95%
2.96%
2.85%
2.83%
2.79%
3.02%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Efficiency Ratio


80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
55.64%
57.27%
61.74%
72.36%
70.93%
74.17%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Return on Average Assets


1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.29%
1.24%
0.69%
0.63%
0.71%
0.57%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Return on Average Equity


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
13.93%
12.62%
6.79%
5.99%
6.51%
5.16%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Asset Quality

Highlights

- Non-Performing Assets decline by 38%
- 30 – 89 Day Delinquent Loans decline by 68%
- Net Charge-Offs decline by 9%

NPA, NPA to Total Assets and ALLL to LHI Ratios



Provision for Loan Losses



(In Thousands)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$877
$1,048
$2,693
$847
$972
$1,132
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Delinquent and Non-Performing Loans

	At December 31, 2011				At December 31, 2010			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	9	$3,055	89	$36,853	19	$9,217	139	$ 56,052
Multi-family	-	-	3	2,886	-	-	4	5,702
Commercial real estate	-	-	3	1,528	-	-	6	2,836
Construction	-	-	-	-	-	-	1	400
Other	-	-	1	1,292	-	-	1	239
Commercial business loans	-	-	4	336	2	259	4	494
Consumer Loans	4	11	-	-	6	21	-	-
Total	13	$3,066	100	$42,895	27	$9,497	155	$ 65,723

Mortgage Banking

Highlights

- Loans Originated for Sale increase by 11% (sequential quarter)
- Locked Pipeline fueled by historically low mortgage rates
- Stable Recourse Reserve with small Recourse Provision

PBM Loan Originations



(In Millions)
$800
$600
$400
$200
$0
$0
$0
$0
$1
$0
$1
$649
$621
$424
$450
$568
$629
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline



(In Millions)

	09/10	12/10	03/11	06/11	09/11	12/11
Gross Locked Pipeline	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Net Locked Pipeline (1)	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Fallout Ratio	36%	31%	30%	31%	39%	37%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	09/10	12/10	03/11	06/11	09/11	12/11
Refinance	58%	61%	46%	32%	47%	57%
Purchase	42%	39%	54%	68%	53%	43%

(Quarter Ended)

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,447
$9,332
$6,680
$5,735
$7,276
$5,897
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.42% 1.50%
1.72% 1.75%
1.42% 1.16%
1.36% 1.46%
1.12% 1.29%
1.14% 1.15%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Highlights

- Loan Sale Margin at the low end of the range
- Exit of large mortgage market participants has created market share opportunities and secondary market disruptions, placing pressure on loan sale margin

Capital Management

Highlights

- Steady increase in Stockholders' Equity
- Strong Capital Ratios
- Stock Price remains below Tangible Book Value
- Stock Repurchase Plan has been implemented
- Quarterly Cash Dividend increased to $0.04 per share

Stockholders' Equity



(In Millions)
$150
$140
$130
$120
$110
$100
$132
$137
$140
$142
$144
$143
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Bank Capital Ratios



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	09/10	12/10	03/11	06/11	09/11	12/11
Core Capital Ratio	9.25%	9.80%	10.16%	10.53%	10.34%	10.68%
Tier 1 Risk-Based Capital Ratio	12.69%	13.97%	14.82%	16.30%	15.65%	16.96%
Total Risk-Based Capital Ratio	13.96%	15.23%	16.07%	17.56%	16.91%	18.21%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Dec 2011
Price/TBV	0.32x	0.43x	0.50x	0.60x	0.68x	0.65x	0.70x	0.73x